IDS LIFE INSURANCE COMPANY OF NEW YORK

                                POWER OF ATTORNEY


Gumer C. Alvero                 Ronald L. Guzior            Richard M. Starr
Timothy V. Bechtold             Jean B. Keffeler            David K. Stewart
Maureen A. Buckley              Thomas R. McBurney          Michael R. Woodward
Rodney P. Burwell               Thomas V. Nicolosi
Robert R. Grew                  Stephen P. Norman


Do hereby jointly and severally authorize Eric L. Marhoun, Mary Ellyn Minenko, Paul R. Johnston, H. Bernt von Ohlen, Christopher O. Petersen or Heather M. Somers to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the IDS Life Insurance Company of New York under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.


IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 13th day of April, 2005.


/s/ Gumer C. Alvero                             /s/ Thomas R. McBurney
--------------------------                      ---------------------------
    Gumer C. Alvero                                 Thomas R. McBurney

/s/ Timothy V. Bechtold                         /s/ Thomas V. Nicolosi
--------------------------                      ---------------------------
    Timothy V. Bechtold                             Thomas V. Nicolosi

/s/ Maureen A. Buckley                          /s/ Stephen P. Norman
--------------------------                      ---------------------------
    Maureen A. Buckley                              Stephen P. Norman

/s/ Rodney P. Burwell                           /s/ Richard M. Starr
--------------------------                      ---------------------------
    Rodney P. Burwell                               Richard M. Starr

/s/ Robert R. Grew                              /s/ David K. Stewart
--------------------------                      ---------------------------
    Robert R. Grew                                  David K. Stewart

/s/ Ronald L. Guzior                            /s/ Michael R. Woodward
--------------------------                      ---------------------------
    Ronald L. Guzior                                Michael R. Woodward

/s/ Jean B. Keffeler
--------------------------
    Jean B. Keffeler